INT

                                  COMMON STOCK

                                  COMMON STOCK

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                                 SEE REVERSE FOR

                                                             CERTAIN DEFINITIONS

                                                               CUSIP 45817G 10 2

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

                               INTELLI-CHECK, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                                       SECRETARY

                                                                  CHAIRMAN & CEO

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(Jersey City, N.J.)                                               TRANSFER AGENT

                                                                   AND REGISTRAR

BY:

                                                              AUTHORIZED OFFICER

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN
                                                                               -
                                                                               -
                                                                               -
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT-.........................Custodian........................
                          (Cust)                            (Minor)

                  under Uniform Gifts to Minors
                  Act..........................
                           (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                                      hereby sell, assign and
transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                          shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

                                                                         NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.